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                                                                    EXHIBIT 10.8



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                         REGISTRATION RIGHTS AGREEMENT


                          DATED AS OF JANUARY 27, 1998

                                  BY AND AMONG

                         LIBERTY GROUP OPERATING, INC.,

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                   AS ISSUERS

                                      AND

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                           CITICORP SECURITIES, INC.
                                 BT ALEX. BROWN
                             CHASE SECURITIES INC.,


                             AS INITIAL PURCHASERS



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                         REGISTRATION RIGHTS AGREEMENT

                 THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of January 27, 1998, among LIBERTY GROUP OPERATING, INC., a Delaware corporation (the "Company"), THE SUBSIDIARY GUARANTORS SET FORTH ON THE SIGNATURE PAGE HEREOF (the "Subsidiary Guarantors") and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, CITICORP SECURITIES, INC., BT ALEX. BROWN and CHASE SECURITIES INC. (collectively, the "Initial Purchasers").

                 This Agreement is made pursuant to the Purchase Agreement, dated January 15, 1998, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $180,000,000 aggregate principal amount of 9 3/8% Series A Senior Subordinated Notes due 2008 (the "Series A Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to provide to the Initial Purchasers and their respective direct and indirect transferees, among other things, the registration rights for the Series A Notes set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

                 The parties hereby agree as follows:

1.       Definitions

                 As used in this Agreement, the following terms shall have the following meanings (and, unless otherwise indicated, capitalized terms used herein without definition shall have the respective meanings ascribed to them by the Purchase Agreement):

                 Applicable Period:  See Section 2(b) hereof.

                 Company:  See the introductory paragraphs to this Agreement.

                 controlling person:  See Section 7 hereof.

                 DTC:  See Section 5(i) hereof.

                 Effectiveness Period:  See Section 3(a) hereof.

                 Effectiveness Target Date:  See Section 4(a)(ii) hereof.

                 Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.





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                 Exchange Offer:  See Section 2(a) hereof.

                 Exchange Offer Registration Statement: See Section 2(a) hereof.

                 Holder:  Any holder of Transfer Restricted Securities.

                 indemnified party:  See Section 7 hereof.

                 Indemnified Person:  See Section 7 hereof.

                 indemnifying person:  See Section 7 hereof.

                 Indenture: The Indenture, dated as of the date hereof, by and among the Company, the Subsidiary Guarantors and State Street Bank and Trust Company, as trustee (the "Trustee"), pursuant to which the Series A Notes and Series B Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                 Initial Purchasers: See the introductory paragraphs to this Agreement.

                 Inspectors:  See Section 5(m) hereof.

                 Issue Date:  As defined in the Offering Memorandum.

                 Liquidated Damages:  See Section 4(a) hereof.

                 NASD: See Section 5(q) hereof.

                 Offering Memorandum: The final Offering Memorandum dated January 15, 1998 related to the sale of the Series A Notes.

                 Participating Broker-Dealer:  See Section 2(b) hereof.

                 Person or person: An individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, limited liability company, limited liability partnership, firm or other legal entity.

                 Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the offering of any portion of the Series B Notes and/or the Transfer Restricted Securities (as applicable), covered by such Registration Statement, and all other amendments and supplements to the





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Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 Purchase Agreement:   See the introductory paragraphs to
this Agreement.

                 Records:  See Section 5(m) hereof.

                 Registration Default:  See Section 4(a) hereof.

                 Registration Statement: The Exchange Offer Registration Statement or a registration statement of the Company and the Subsidiary Guarantors that otherwise covers any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                 Rule 144: Rule 144 promulgated pursuant to the Securities Act, as currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                 Rule 144A: Rule 144A promulgated pursuant to the Securities Act, as currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                 Rule 415: Rule 415 promulgated pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                 SEC:  The Securities and Exchange Commission.

                 Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 Series A Notes: See the introductory paragraphs to this Agreement.

                 Series B Notes:  See Section 2(a) hereof.

                 Shelf Notice:  See Section 2(c) hereof.

                 Shelf Registration Statement:  See Section 3(a) hereof.

                 Subsidiary Guarantors: See the introductory paragraphs to this Agreement.





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                 TIA:  The Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 Transfer Restricted Securities: The Series A Notes upon original issuance thereof and at all times subsequent thereto, until in the case of any such Series A Notes, the earliest to occur of, the date on which
(i) a Registration Statement covering such has been declared effective by the SEC and such Series A Notes have been disposed of in accordance with such effective Registration Statement, (ii) such Series A Notes are sold in compliance with Rule 144 or are eligible for sale under Rule 144(k) or (iii) such Series A Notes cease to be outstanding (including, without limitation, upon an exchange of such Series A Notes for Series B Notes in the Exchange Offer).

                 Trustee:   See the definition of Indenture.

                 Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.       Exchange Offer


                 (a) The Company and the Subsidiary Guarantors agree to file with the SEC within 60 days after the Issue Date a registration statement under the Securities Act with respect to an offer to exchange (the "Exchange Offer") any and all of the Transfer Restricted Securities for a like aggregate principal amount of debt securities of the Company (the "Series B Notes"), including the subsidiary guarantees of the Subsidiary Guarantors, which Series B Notes will be (i) substantially identical in all material respects to the Series A Notes, except that such Series B Notes will not contain terms with respect to transfer restrictions, and (ii) entitled to the benefits of the Indenture or a trust indenture which is identical to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA), and which, in either case, has been qualified under the TIA, and (iii) registered pursuant to an effective Registration Statement in compliance with the Securities Act. The Exchange Offer will be registered pursuant to the Securities Act on an appropriate form of Registration Statement (the "Exchange Offer Registration Statement"), and will comply with all applicable tender offer rules and regulations promulgated pursuant to the Exchange Act and shall be duly registered or qualified pursuant to all applicable state securities or Blue Sky laws, except as would subject the Company to general taxation or service of process where it is not currently subject. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law, policy or interpretation of the staff of the SEC. No securities shall be included in the Exchange Offer Registration Statement other than the Series B Notes. Each of the Company and the Subsidiary Guarantors agrees (x) to use its reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act within 135 days after the Issue Date; (y) to keep the





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Exchange Offer open for not less than 30 days (or such longer period required by applicable law) after the date that the notice of the Exchange Offer referred to below is mailed to Holders; and (z) to use its reasonable best efforts to consummate the Exchange Offer within 45 days after the Effectiveness Target Date. As promptly as practicable after the Exchange Offer Registration Statement is declared effective, the Company and the Subsidiary Guarantors will commence the offer of Series B Notes in exchange for properly tendered Series A Notes. For each Series A Note validly tendered pursuant to the Exchange Offer, the holder of such Series A Note will receive a Series B Note having a principal amount at maturity equal to that of the tendered Series A Note.

                 Each Holder who participates in the Exchange Offer will be required to represent that any Series B Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Series B Notes, and that such Holder is not an "affiliate" of the Company within the meaning of Rule 405 of the Securities Act (or that if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable). Each Holder that is not a Participating Broker-Dealer will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the Series B Notes. Each Holder that (i) is a Participating Broker-Dealer and (ii) will receive Series B Notes for its own account in exchange for the Transfer Restricted Securities that it acquired as the result of market-making or other trading activities will be required to acknowledge that it will deliver a Prospectus as required by law in connection with any resale of such Series B Notes. The Company and the Subsidiary Guarantor shall allow Participating Broker-Dealers and other persons, if any, subject to prospectus delivery requirements to use the Prospectus included in the Exchange Offer Registration Statement in connection with the resale of the Series B Notes. Upon consummation of the Exchange Offer in accordance with this Agreement, the Company and the Subsidiary Guarantors shall have no further obligation to register Transfer Restricted Securities pursuant to Section 3 of this Agreement.

                 (b) The Company and the Subsidiary Guarantors shall include within the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that acquired Series A Notes as the result of market-making activities or other trading activities (and not directly from the Company) and is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Series B Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the Prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Series B Notes.





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                 Each of the Company and the Subsidiary Guarantors shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective under the Securities Act and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law and the policies, rules and regulations of the SEC as announced from time to time in connection with any resale of the Series B Notes provided that such period shall not exceed 180 days from the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

                 In connection with the Exchange Offer, the Company and the Subsidiary Guarantors shall:

                 (a) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                 (b) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                 (c) permit Holders to withdraw tendered Series A Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open.

                 As soon as practicable after the close of the Exchange Offer, the Company and the Subsidiary Guarantors shall:

                 (i) accept for exchange all Series A Notes tendered and not validly withdrawn pursuant to the Exchange Offer;

                 (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Series A Notes so accepted for exchange; and

                 (iii) cause the Trustee to authenticate and deliver promptly to each Holder of Series A Notes, Series B Notes equal in principal amount to the Series A Notes of such Holder so accepted for exchange.

                 (c) If (1) prior to the consummation of the Exchange Offer, any change in law or in the applicable interpretations of the staff of the SEC do not permit the Company and the Subsidiary Guarantors to effect the Exchange Offer, or (2) for any other reason the Exchange Offer is not consummated within 180 days of the Issue Date, then the Company and the Subsidiary Guarantors shall as promptly as practicable deliver to the Holders and the





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Trustee written notice thereof (the "Shelf Notice"), and the Company and the
Subsidiary Guarantors shall file a Registration Statement pursuant to Section 3 hereof. Following the delivery of a Shelf Notice to the Holders of Transfer Restricted Securities, the Company and the Subsidiary Guarantors shall not have any further obligation to conduct the Exchange Offer pursuant to this Section 2.

3.       Shelf Registration

                 If the Company and the Subsidiary Guarantors are required to deliver a Shelf Notice as contemplated by Section 2(c) hereof, then:


                 (a) Shelf Registration. The Company and the Subsidiary Guarantors shall prepare and file with the SEC, within 45 days after such filing obligation arises, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of the Transfer Restricted Securities for resale by the Holders in the manner or manners designated by the Holders of a majority in aggregate principal amount of the outstanding Transfer Restricted Securities (including, without limitation, an underwritten offering). The Company and the Subsidiary Guarantors shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration Statement. Each of the Company and the Subsidiary Guarantors shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act on or prior to 135 days after such obligation arises and to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the date which is 24 months following the Issue Date (or such longer period if extended pursuant to the last paragraph of Section 5 hereof), (ii) the date that all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement or
(iii) the date that there ceases to be outstanding any Transfer Restricted Securities (the "Effectiveness Period").

                 (b) Supplements and Amendments. Each of the Company and the Subsidiary Guarantors shall use its reasonable best efforts to keep the Shelf Registration Statements continuously effective during the Effectiveness Period by supplementing and amending the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, or if reasonably requested in writing timely received setting forth the reasons for such request by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement or by any underwriter of such Transfer Restricted Securities.





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4.       Liquidated Damages


                 (a) The Company, the Subsidiary Guarantors and the Initial Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Company and the Subsidiary Guarantors fail to fulfill their obligations pursuant to Section 2 or Section 3 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by the Company and the Subsidiary Guarantors to fulfill such obligations, each of the Company and the Subsidiary Guarantors hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities under the circumstances and to the extent set forth below:

                 (i) if either the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement has not been filed with the SEC on or prior to the applicable date specified for such filing; or

                 (ii) if either the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement is not declared effective by the SEC on or prior to the applicable date specified for such effectiveness (the "Effectiveness Target Date"); or

                 (iii) if an Exchange Offer Registration Statement becomes effective, but the Company fails to consummate the Exchange Offer within 45 days of the earlier of the effectiveness of such registration statement or 135 days after the Issue Date; or

                 (iv) if the Shelf Registration Statement is declared effective by the SEC but thereafter such Shelf Registration Statement ceases to be effective or usable in connection with resales of Series A Notes during the Effectiveness Period;

(any of the foregoing, a "Registration Default"), then the Company (which obligation is guaranteed by the Subsidiary Guarantors pursuant to the Indenture) shall pay Liquidated Damages to each Holder, with respect to the first 90-day period or portion thereof immediately following the occurrence of such Registration Default, in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder. Upon a Registration Default, Liquidated Damages will accrue at the rate specified above until such Registration Default is cured and the amount of Liquidated Damages will increase by an additional $0.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period or portion thereof, up to a maximum amount of Liquidated Damages of $0.30 per week per $1,000 principal amount of Transfer Restricted Securities (regardless of whether one or more than one Registration Default is outstanding). Following the cure of any Registration Default relating to any Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Registration Default will cease. A Registration Default under clause
(i) above shall be cured on the date that the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that the Exchange Offer Registration Statement or the Shelf





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Registration Statement, as applicable, is declared effective by the SEC; a
Registration Default under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated or (B) the Company delivers a Shelf Notice to the Holders of Transfer Restricted Securities; and a Registration Default under clause (iv) above shall be cured on the earlier of
(A) the date the Shelf Registration Statement is declared effective and is usable or (B) the Effectiveness Period expires.

                 (b) The Company shall notify the Trustee within one business day after each and every date on which a Registration Default first occurs. Accrued and unpaid Liquidated Damages shall be paid by the Company to the Holders by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on each interest payment date provided in the Indenture (whether or not any interest is then payable on the Series A Notes) and on each payment date provided in the Indenture, including, without limitation, whether upon redemption, maturity (by acceleration or otherwise), purchase upon a change of control or purchase upon a sale of assets. Each obligation to pay Liquidated Damages with respect to any Registration Default shall be deemed to commence accruing on the date of such Registration Default and to cease accruing when such Registration Default has been cured. In no event shall the Company pay Liquidated Damages in excess of the applicable maximum weekly amount set forth above, regardless of whether one or multiple Registration Defaults exist.

                 (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by Holders by reason of the failure to file the Exchange Offer Registration Statement or the Shelf Registration Statement, the failure of the Exchange Offer Registration Statement or the Shelf Registration Statement to be declared effective, the failure to consummate the Exchange Offer or the failure of the Shelf Registration Statement to remain effective, as the case may be, in accordance with this Agreement.

5.       Registration Procedures

                 In connection with the registration of any Series B Notes or Transfer Restricted Securities pursuant to Sections 2 or 3 hereof, the Company and the Subsidiary Guarantors shall effect such registration to permit the sale of such Series B Notes or Transfer Restricted Securities (as applicable) in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company and the Subsidiary Guarantors shall:


                 (a) Prepare and file with the SEC, a Registration Statement or Registration Statements as prescribed by Section 2 or Section 3 hereof, and to use its reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided that if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section





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2 hereof is required to be delivered under the Securities Act by any
Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company and the Subsidiary Guarantors shall furnish to and afford the Holders of the Transfer Restricted Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. Such documents shall be so furnished at least 3 business days prior to such filing, or such later date as is reasonable under the circumstances. The Company and the Subsidiary Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders, pursuant to this Agreement, must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement, or such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object within a reasonable time after receipt of any such materials.

                 (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement, as so amended, or in such Prospectus, as so supplemented, and with respect to the subsequent resale of any Series B Notes being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company or a Subsidiary Guarantor shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Applicable Period or the Effectiveness Period, as the case may be, if it voluntarily takes any action that would result in selling Holders of the Transfer Restricted Securities covered thereby or Participating Broker-Dealers seeking to sell Series B Notes not being able to sell such Transfer Restricted Securities or such Series B Notes during such Period, unless (i) such action is required by applicable law, or (ii) such action is taken by the Company or such Subsidiary Guarantor in good faith and for valid business reasons (not including avoidance of its obligations hereunder), including, but not limited to, suspension of the Registration Statement or other actions taken solely in connection with or in anticipation of the acquisition or divestiture of assets, material financings or other transactions effected in good faith for valid business reasons.





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                 (c)    If (1) a Shelf Registration Statement is filed pursuant
to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, notify the selling Holders of Transfer Restricted Securities, or each known Participating Broker-Dealer, as the case may be, their counsel (if previously identified to the Company in writing) and the managing underwriters, if any, as promptly as practicable and, if requested, confirm such notice in writing, (i) when a Prospectus, any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in any such written notice a statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time a Prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities or resales of the Series B Notes the representations and warranties of the Company and the Subsidiary Guarantors contained in any agreement (including any underwriting agreement) contemplated by Section 5(1) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Series B Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (v) of the happening of any material event or any material information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                 (d) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                 (e)    If a Shelf Registration Statement is filed pursuant to
Section 3 hereof and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information relating to underwriters, if any, any Holder of Transfer Restricted Securities or the plan of distribution of the Transfer Restricted Securities as the managing underwriter, if any, or such Holders may reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment pursuant to clause (i), and (iii) supplement or make amendments to such Registration Statement with such information as is required in connection with any reasonable request made pursuant to clause (i).

                 (f) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities and to each such Participating Broker-Dealer who so requests and to each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                 (g) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, deliver to each selling Holder, or each such Participating Broker-Dealer, as the case may be, its counsel (if previously identified to the Company in writing), and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary Prospectus), and each amendment or supplement thereto and any documents incorporated by reference therein, as such Persons may reasonably request; and, subject to the last paragraph of this Section 5 hereof, each of the Company and the Subsidiary Guarantors hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders or, during the Applicable Period, each such Participating Broker-Dealer, as the case may be, and their underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by, or the sale by Participating Broker-Dealers of the Series B Notes pursuant to, such Prospectus and any amendment or supplement thereto.

                 (h) Prior to any public offering of Transfer Restricted Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, use its reasonable best efforts to register or qualify and to cooperate with the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request in writing; keep each such registration or qualification (or exemption therefrom), effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Series B Notes held by Participating Broker-Dealers or the Transfer Restricted Securities covered by the applicable Registration Statement; provided that the Company and the Subsidiary Guarantors shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

                 (i)    If a Shelf Registration Statement is filed pursuant to
Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"), and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of the Transfer Restricted Securities.

                 (j) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the expense of the Company and the Subsidiary Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the Series B Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (k) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, (i) provide the Trustee with certificates for the Transfer Restricted Securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for the Transfer Restricted Securities.

                 (l) In connection with an underwritten offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings and take all other customary and appropriate actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities, and in such connection,
(i) make such representations and warranties to the underwriters, with respect to the business of the Company and the Subsidiary Guarantors and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by companies to underwriters in underwritten offerings; (ii) obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired or proposed to be acquired by its for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as are reasonably requested by underwriters as permitted by Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other reasonable provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                 (m) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Series B Notes during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(ii) the information in such Records has been made generally available to the public, other than as a result of the disclosure or failure to safeguard by such Inspector. No information obtained pursuant to this paragraph (m) shall be used by any person or entity obtaining access thereto in connection with any transactions in securities of the Company in violation of law. In addition, notwithstanding anything to the contrary contained herein, the Company and the Subsidiary Guarantors shall not be required to provide any information to the Holders or the underwriters that the Company or such Subsidiary Guarantor is prohibited by law from disclosing.

                 (n) Provide an indenture trustee for the Transfer Restricted Securities or the Series B Notes, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Transfer Restricted Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

                 (o) Comply with all applicable rules and regulations of the SEC and, as soon as reasonably practicable after the effective date of the applicable Registration Statement, make generally available to the holders of Series B Notes and the Holders, if any, a consolidated earning statement of the Company (which need not be certified by an independent public accountant) that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                 (p) If an Exchange Offer is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Company (or to such other Person as directed by the

Company), in exchange for the Series B Notes, the Company shall, where appropriate, mark or cause to be marked on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Series B Notes; in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

                 (q) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                 (r) Use its reasonable best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

                 (s) Use its reasonable best efforts to cause the Transfer Restricted Securities or the Series B Notes, as applicable, covered by an effective registration statement required by Section 2 or Section 3 hereof to be rated by one or two rating agencies, if and as so requested by the Holders of a majority in aggregate principal amount of Transfer Restricted Securities relating to such registration statement or the managing underwriters in connection therewith, if any.

                 The Company and the Subsidiary Guarantors may require each seller of Transfer Restricted Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Transfer Restricted Securities or Series B Notes to be sold by such Participating Broker-Dealer, as the case may be, as the Company may, from time to time, reasonably request. The Company and the Subsidiary Guarantors may exclude from such registration the Transfer Restricted Securities or Series B Notes of any seller or Participating Broker-Dealer, as the case may be, who fails to furnish such information within a reasonable time (and in any event within ten business days) after receiving such request. Each seller of Transfer Restricted Securities as to which a Shelf Registration is being effected, and each Participating Broker-Dealer utilizing a Prospectus from the Exchange Offer Registration Statement, agrees to furnish reasonably promptly to the Company all information required to be disclosed in order to make any information previously furnished to the Company by such seller or Participating Broker-Dealer not materially misleading. No such seller or Participating Broker Dealer, as applicable, shall be entitled to Liquidated Damages pursuant to Section 4 hereof if such person fails so to provide all such reasonably requested information to the extent that any such failure by such person is the primary reason for the assessment of Liquidated Damages.

                 Each Holder of Transfer Restricted Securities and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Securities or Series B Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, such Holder shall forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus or such Series B Notes to be sold by such Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company gives any such notice, and subsequently delivers to each Holder or Participating Broker-Dealer copies of such supplemented or amended Prospectus, then each Holder or Participating Broker-Dealer will either destroy or return to the Company all copies (other than permanent file copies then in such Holder's or Participating Broker-Dealer's possession) of any Prospectus that, as a result of such occurrence leading to such notice, is no longer accurate.

6.       Registration Expenses


                 (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Subsidiary Guarantors shall be borne by the Company and the Subsidiary Guarantors, whether or not the Exchange Offer or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Series B Notes), (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities or Series B Notes in a form eligible for deposit with DTC and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or, in respect of Transfer Restricted Securities or Series B Notes to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement or of such Series B Notes, as the case may be), (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of all independent certified public accountants referred to in
Section 5(i)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, (vi) rating agency fees, (vii) fees and expenses of all other Persons retained by the Company and the Subsidiary Guarantors, (viii) internal expenses of the Company and the Subsidiary Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Company and the Subsidiary Guarantors performing legal or accounting duties), (ix) the expense of any required financial audits and (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange. Nothing contained in this Section 6 shall create an obligation on the part of the Company and the Subsidiary Guarantors to pay or reimburse any Holder for any underwriting commission or discount attributable to any such Holder's Transfer Restricted Securities included in an underwritten offering pursuant to a Registration Statement filed in accordance with the terms of this Agreement, or to guarantee such Holder any profit or proceeds from the sale of such Series A Notes.

                 (b) In connection with any Shelf Registration Statement hereunder, the Company and the Subsidiary Guarantors shall reimburse the Holders of the Transfer Restricted Securities being registered in such registration for the reasonable fees and disbursements of not more than one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such Registration Statement.

7.       Indemnification

                 The Company and the Subsidiary Guarantors agree to indemnify and hold harmless (i) each of the Initial Purchasers, each Holder of Transfer Restricted Securities, each Holder of Series B Notes and each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Person (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of such Person or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and reasonable expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Indemnified Person furnished to the Company or any underwriter in writing by such Indemnified Person expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary Prospectus or Prospectus, as applicable, if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of the Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the person asserting any such losses, liabilities, claims, damages or expenses who purchased Series A Notes, if such is required by law at or prior to the written confirmation of the sale of such Series A Notes to such person and the untrue statement contained in or omission from such preliminary Prospectus or Prospectus, as applicable, was corrected in the Prospectus (as then amended or supplemented). The Company and the Subsidiary Guarantors shall notify the Holders promptly upon becoming aware thereof of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company, a Subsidiary Guarantor or an Indemnified Person.

                 In connection with any Registration Statement in which a Holder of Transfer Restricted Securities is participating, such Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Subsidiary Guarantors and their directors, officers, partners, employees, representatives and agents and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each Indemnified Person, but only with reference to information relating to such Indemnified Person and furnished to the Company in writing by such Indemnified Person expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus. The liability of any Indemnified Person pursuant to this paragraph shall in no event exceed the proceeds (net of reasonable commissions) received by such Indemnified Person from sales of Transfer Restricted Securities or Series B Notes giving rise to such obligations.

                 If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing, (provided that the failure to give such notice shall not relieve the indemnifying person of its obligations under this
Section 7 unless and only to the extent that the indemnifying person is materially prejudiced by the failure to notify) and the indemnifying person, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others indemnifying person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying person and the indemnified party shall have mutually agreed in writing to the contrary, (ii) the indemnifying person shall have failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying person, or any affiliate of the indemnifying person and such indemnified party shall have reasonably advised by counsel that representation of such indemnified party and any such indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying person shall not have the right to assume the defense of such action on behalf of such indemnified party), it being understood, however, that the indemnifying person shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such indemnified parties, which firm shall be reasonably satisfactory to the indemnifying parties. Such separate firm for sellers of Transfer Restricted Securities shall be designated in writing by those indemnified parties who sold a majority in outstanding aggregate principal amount of Transfer Restricted Securities sold by all such indemnified parties, and any such separate firm for the Company, the Subsidiary Guarantors, their directors, their officers and such control persons of the Company and the Subsidiary Guarantors shall be designated in writing by the Company. The indemnifying person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent of such indemnifying party's indemnification obligation hereunder. No indemnifying person shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, or expenses referred to therein (other than by reason of the exceptions provided therein), then each indemnifying person under such paragraphs, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnified party on the one hand and the indemnifying person(s) on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause

(i) above but also the relative faults of the indemnifying person(s) and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the Company and the Subsidiary Guarantors on the one hand an any Indemnified Persons on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiary Guarantors or by such Indemnified Persons and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The parties agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if such indemnified parties were treated as one entity for such purpose or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Indemnified Person be required to contribute any amount in excess of the amount by which proceeds received by such Indemnified Person from sales of Transfer Restricted Securities or Series B Notes exceeds the amount of any damages that such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the indemnifying parties may otherwise have to the indemnified parties referred to above. The Indemnified Persons' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Securities sold by each of the Indemnified Persons hereunder and not joint.

8.       Rules 144 and 144A

                 Each of the Company and the Subsidiary Guarantors covenants that it will file the reports required to be filed by it pursuant to the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company or a Subsidiary Guarantor is not required to file such reports, it will, upon the reasonable request of any Holder of Transfer Restricted Securities, make available information required by Rule 144 and Rule 144A under the Securities Act in order to permit sales pursuant to Rule 144 and Rule 144A. Each of the Company and the Subsidiary Guarantors further covenants that it will take such further action as any Holder of Transfer

Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A, or (b) any similar rule or regulation hereafter adopted by the SEC (it being expressly understood that the foregoing shall not create any obligation on the part of the Company or any Subsidiary Guarantor to file periodic or other reports under the Exchange Act at any time that it is not otherwise required to file such reports pursuant to the Exchange Act).

9.       Underwritten Registrations

                 (a) If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and shall be reasonably acceptable to the Company.

                 No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder, unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                 (b) Each Holder of Transfer Restricted Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering or by a placement agent in a private offering of the Company's debt securities, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) or Rule 144A under the Securities Act, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons), of any of the Series A Notes, except pursuant to an Exchange Offer, during the period beginning 10 days prior to, and ending 90 days after, the closing date of the underwritten or private offering, as applicable.

                 The foregoing provisions shall not apply to any Holder of Transfer Restricted Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that if it receives a written request as provided in the preceding paragraph, no such Holder shall effect any disposition of Series A Notes that would otherwise be restricted by the provisions of the preceding paragraph without providing reasonable advance written notice of such disposition to the Company, the managing underwriter or the placement agent, as the case may be.

                 Each of the Company and the Subsidiary Guarantors agrees, without the written consent of the managing underwriters in an underwritten offering of Transfer Restricted Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of its respective debt securities, including a sale pursuant to Regulation D or Rule 144A under the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (provided, however, that such period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 5(c)(v) or (c)(vi) hereof to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof).

10.      Miscellaneous

                 (a) No Inconsistent Agreements. The Company and the Subsidiary Guarantors have not, as of the date hereof, and the Company and the Subsidiary Guarantors shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company and the Subsidiary Guarantors will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

                 (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to or departures from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                 (c) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee), provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

                 (i) if to a Holder of Transfer Restricted Securities, at the most current address given by the Trustee to the Company;

                 (ii) if to the Company or any Subsidiary Guarantor, Liberty Group Operating, Inc., 3000 Dundee Road, Northbrook, Illinois 60062,
         Attention: Kenneth L. Serota, President, with a copy to Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025, Attention: Peter J. Nolan, and with a copy to Mayer, Brown & Platt, 190 South La Salle Street, Chicago, Illinois 60603, Attention: Scott J. Davis, Esq.; and

                 (iii) if to any Initial Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, with a copy to Sullivan & Cromwell, 444 South Flower Street, Los Angeles, California 90071-2901,
         Attention: Alison S. Ressler, Esq.

                 All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a nationally recognized next-day air courier, if made by next-day air courier; and when receipt is acknowledged by the addressee, if telecopied on a business day on such business day, if not on a business day, on the first business day thereafter.

                 Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

                 (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities. The Company and the Subsidiary Guarantors agree that the Holders of the Series A Notes shall be third-party creditor beneficiaries to the agreements made hereunder by the Initial Purchasers, the Company and the Subsidiary Guarantors, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

                 (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                 (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                 (i) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect to the subject matter contained herein and therein. Any and all prior oral or written agreements, representations, warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers, on the one hand, and the Company and the Subsidiary Guarantors, on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof are merged herein and replaced hereby.

                 (j) Series A Notes Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders of Transfer Restricted Securities or Series B Notes if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Transfer Restricted Securities or Series B Notes), shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                 (k) Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase Agreement. The indemnification and contribution obligations under section 7 of this Agreement shall survive the termination of the Company's and the Subsidiary Guarantors' obligations under sections 2 and 3 of this Agreement.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                              LIBERTY GROUP OPERATING, INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President and Chief
                                                         Executive Officer


                                              LIBERTY GROUP ARIZONA HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP ARKANSAS HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP CALIFORNIA
                                              HOLDINGS, INC. d/b/a LGP
                                              CALIFORNIA HOLDINGS, INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President

                                              LIBERTY GROUP ILLINOIS HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP IOWA HOLDINGS, INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP KANSAS HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP MICHIGAN HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP MINNESOTA HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President

                                              LIBERTY GROUP MISSOURI HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP NEW YORK HOLDINGS,
                                              INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP PENNSYLVANIA
                                              HOLDINGS, INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President


                                              LIBERTY GROUP MANAGEMENT
                                              SERVICES, INC.



                                              By: /s/ Kenneth L. Serota
                                                  ------------------------------
                                                  Name: Kenneth L. Serota
                                                  Title: President

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first
above written.

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION



By:      /s/ Donald S. Kinsey
     --------------------------------------
     Name:   Donald S. Kinsey
     Title:  Senior Vice President


CITICORP SECURITIES, INC.



By:    /s/ Robert Hornstein
     --------------------------------------
     Name:  Robert Hornstein
     Title:  Vice President

BT ALEX. BROWN



By:      /s/ Anthony Hass
     --------------------------------------
     Name:  Anthony Hass
     Title: Managing Director


CHASE SECURITIES INC.



By:      /s/ David Fass
     --------------------------------------
     Name:  David Fass
     Title: Managing Director